UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): January 15, 2003

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Items 1.-4.	Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.
On January 15, 2003, Harris Corporation (“Harris”) reported its financial results for its second quarter of fiscal 2003.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 6.	Not applicable.

Item 7.	Financial Statements and Exhibits.

(a) Financial statements. None.

(b) Pro Forma Financial Information. None.

(c) Exhibits.

The following document is filed as an Exhibit to this Report:

99.1 Press Release, dated January 15, 2003.

Items 8.-9.	Not applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By: /s/ Bryan R. Roub Name: Bryan R. Roub Title: Senior Vice President and Chief Financial Officer

Date: January 15, 2003

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, dated January 15, 2003.